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                                                                   EXHIBIT 10.30

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of July 22, 2003 among UNITED STATES CAN COMPANY, a Delaware corporation (the "Company"), U.S. CAN CORPORATION, a Delaware corporation (the "Parent Guarantor"), and each of the Domestic Subsidiaries of the Company (individually a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors"; together with the Company and the Parent Guarantor, individually an "Obligor" and collectively the "Obligors") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, in its capacity as trustee and collateral agent (in such capacity, the "Collateral Agent") for the Holders (described below).

                                    RECITALS

         WHEREAS, pursuant to that certain Indenture dated as of the date hereof (as amended, modified, extended, renewed, restated or replaced from time to time hereinafter, the "Indenture") among the Company, the Collateral Agent, and the Parent Guarantor, the Company has issued on the date hereof $125,000,000 10 7/8% Senior Secured Notes due 2010 (collectively, the "Notes");

         WHEREAS, the Subsidiary Guarantors (including all future Subsidiaries of the Company which become a party thereto by execution of a Guarantee Supplement (as defined in the Indenture)) have guaranteed the obligations of the Company under the Notes and the Indenture pursuant to the terms of that certain Subsidiary Guarantee dated as of the date hereof (as amended, modified, extended, renewed, restated or replaced from time to time hereinafter, the "Subsidiary Guarantee") and the Parent Guarantor has guaranteed the obligations of the Company under the Notes and the Indenture pursuant to the terms of that certain Parent Guarantee dated as of the date hereof (as amended, modified, extended, renewed, restated or replaced from time to time hereinafter, the "Parent Guarantee"; collectively, the Indenture, the Notes, the Subsidiary Guarantee and the Parent Guarantee, together with all documents and instruments executed in connection therewith, are referred to herein as the "Note Documents");

         WHEREAS, the obligations of the Company, the Parent Guarantor and the Subsidiary Guarantors under the Note Documents are to be secured pursuant to the terms of this Security Agreement by liens on and security interests in the Collateral;

         WHEREAS, pursuant to a Lien Intercreditor Agreement dated as of the date hereof (as amended, modified, extended, renewed, restated or replaced from time to time hereinafter, the "Intercreditor Agreement") among Bank of America, N.A., in its capacity as agent (in such capacity, the "Senior Agent") for the financial institutions party to the Credit Agreement, the Collateral Agent, the Company, the Parent Guarantor and the Subsidiary Guarantors, the liens on and security interests in the Collateral granted by the Company, the Parent Guarantor and the Subsidiary Guarantors pursuant hereto are junior to the liens on and security interests in the Collateral granted by the Company, the Parent Guarantor and the Subsidiary Guarantors to the Senior Agent; and

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         WHEREAS, it is a condition precedent to the effectiveness of the
Indenture and the obligations of the Holders to purchase the Notes in accordance with Section 8.01(i) of the Indenture.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Indenture, and the following terms which are defined in the Uniform Commercial Code (the "UCC") in effect in the State of New York are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claim, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Securities Intermediary, Software and Supporting Obligations. Except as otherwise expressly provided, all definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  (b) In addition, the following terms shall have the following meanings:

                  "Copyright Licenses": any agreement, whether written or oral, providing for the grant by or to an Obligor of any right under any Copyright, including, without limitation, any thereof referred to in
         Schedule I hereto.

                  "Copyrights": (a) all copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and including, without limitation, any thereof referred to in Schedule I hereto, and (b) all renewals thereof, including, without limitation, any thereof referred to in Schedule I hereto.

                  "Governmental Authority": any nation or government, any intergovernmental or supranational body, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

                  "Intellectual Property": all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, and Trademark Licenses.

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                  "Paid in Full": the indefeasible payment in full in of all obligations of the Obligors under the Indenture and the Notes in accordance with Section 8.01(i) of the Indenture.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule I hereto.

                  "Patents": (a) all letters patent of the United States or any other country and all improvement patents, reissues, reexaminations, patents of additions, renewals and extensions thereof, including, without limitation, any thereof referred to in Schedule I to the hereto, and (b) all applications for letters patent of the United States or any other country, and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule I hereto.

                  "Secured Obligations": the collective reference to all of the obligations owing from the Company or any other Obligor to any Holder or the Collateral Agent in connection with the Note Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all obligations and liabilities incurred in connection with collecting and enforcing the foregoing.

                  "Trademark License": any agreement, whether written or oral, providing for the grant by or to an Obligor of any right to use any Trademark, including, without limitation, any thereof referred to in
         Schedule I hereto.

                  "Trademarks": (a) all trademarks, service marks, trade names, corporate names, fictitious business names, all elements of package or trade dress of goods or services, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule I hereto, and (b) all renewals thereof, including, without limitation, any thereof referred to in Schedule I hereto.

                  "Work": any work which is subject to copyright protection pursuant to Title 17 of the United States Code or the applicable copyright laws of any other state or country.

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         2.       Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, each Obligor hereby grants to the Collateral Agent, for the benefit of the Holders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

                           (a)      all Accounts;

                           (b)      all cash and Cash Equivalents;

                           (c)      all Chattel Paper;

                           (d)      all Copyrights;

                           (e)      all Copyright Licenses;

                           (f)      all Deposit Accounts;

                           (g)      all Documents;

                           (h)      all Equipment;

                           (i)      all Fixtures;

                           (j)      all General Intangibles (including
                                    Payment Intangibles and Software);

                           (k)      all Goods;

                           (l)      all Instruments;

                           (m)      all Inventory;

                           (n)      all Investment Property;

                           (o)      all Patents;

                           (p)      all Patent Licenses;

                           (q)      all Supporting Obligations and
                                    Letter-of-Credit Rights;

                           (r)      all Trademarks;

                           (s)      all Trademark Licenses;

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                                    (t)      all books, records, ledger cards,
                           files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary in the collection thereof or realization thereupon;

                                    (u)      all other personal property of any
                           kind or type whatsoever owned by such Obligor; and

                                    (v)      to the extent not otherwise
                           included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of any and all of the foregoing.

         Notwithstanding the foregoing, the Obligors do not grant a security interest in, or a right of setoff against, any of the following:

         (a) any contract, license, permit or franchise that validly prohibits the creation by the Obligors of a security interest in such contract, license, permit or franchise (or in any rights or property obtained by the Obligors under such contract, license, permit or franchise) so long as such contract, license, permit or franchise was not entered into or obtained by the Obligors with the intent of avoiding the requirement that a security interest be granted therein and except to the extent such prohibition on the creation of a security interest is rendered ineffective under by Sections 9-406, 9-407, 9-408 and 9-409 of the UCC; provided, however, that the provisions of this paragraph shall not prohibit the security interests created by this Security Agreement from extending to the proceeds of such contract, license, permit or franchise (or such rights or property) or to the monetary value of the good will and other general intangibles of the Obligors relating thereto unless the contract, license, permit or franchise in question so prohibits; or

         (b) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein and except to the extent such prohibition on the creation of a security interest is rendered ineffective under by Sections 9-406, 9-407, 9-408 and 9-409 of the UCC; provided, however, that the provisions of this paragraph shall not prohibit the security interests created by this Security Agreement from extending to the proceeds of such rights or property or to the monetary value of the good will and other general intangibles of the Obligors relating thereto unless the law or regulation in question prohibits such extension.

         The Obligors and the Collateral Agent, on behalf of the Holders, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Intellectual Property.

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         3.       Provisions Relating to Accounts, Contracts and Agreements.

                  (a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of its Accounts, contracts and agreements to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement. Neither the Collateral Agent nor any Holder shall have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any Holder of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Collateral Agent or any Holder be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) Subject to Section 5(e), the Collateral Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. Upon the Collateral Agent's request and at the expense of the Obligors (when required by the Credit Agreement (to the extent incorporated herein by reference)), the Obligors shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Accounts.

         4. Representations and Warranties. Each Obligor hereby represents and warrants to the Collateral Agent, for the benefit of the Holders, that so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Note Documents) or any Note Document between any Obligor and any Holder is in effect, and until all of the Notes shall have been Paid in Full and the Indenture shall have been terminated (except as provided in Section 8.01(iii) of the Indenture):

                  (a) Chief Executive Office; Books & Records. Such Obligor's chief executive office and chief place of business is (and for the prior four months has been) located at the locations set forth on Schedule II hereto (as updated from time to time), and such Obligor keeps its books and records at such locations.

                  (b) Ownership. Such Obligor is the legal and beneficial owner of the Collateral which it purports to own and has a valid right to use all of its other Collateral. Such Obligor

                                        6

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         has the right to pledge, sell, assign or transfer the same. Such
         Obligor's legal name is as shown in this Security Agreement and such Obligor's state of incorporation and, if required for filing under the applicable UCC, organization identification number issued by such Obligor's state of incorporation is as set forth in Schedule II hereto and such Obligor has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule II attached hereto.
         Schedule II may be updated from time to time by the Obligors by giving written notice thereof to the Collateral Agent. Such Obligor has only one state of incorporation or organization.

                  (c) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Holders, in the Collateral of such Obligor and, when properly perfected by filing or otherwise, shall constitute a valid second priority, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing or otherwise under the UCC, federal law or other applicable personal property security legislation, free and clear of all Liens except for Permitted Liens.

                  (d) Consents. Except for the filing or recording of UCC financing statements to perfect the Liens created by this Security Agreement that may be perfected through the filing of a UCC financing statement and/or applicable federal filings for Intellectual Property, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required (i) for the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Obligor or (ii) for the perfection of such security interest or the exercise by the Collateral Agent of the rights and remedies provided for in this Security Agreement.

                  (e) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (f)      Accounts. With respect to the Accounts of the
         Obligors: (i) the goods sold and/or services furnished giving rise to each Account are not subject to any security interest or Lien except the second priority, perfected security interest granted to the Collateral Agent herein and except for Permitted Liens; (ii) each Account and the papers and documents of the applicable Obligor relating thereto are genuine and in all material respects what they purport to be; (iii) no Account of an Obligor is evidenced by any Instrument unless such Instrument has been theretofore endorsed over and delivered to the Collateral Agent; (iv) the amount of each Account as shown on the applicable Obligor's books and records, and on all invoices and statements which may be delivered to the Collateral Agent with respect thereto, is due and payable to the applicable Obligor; and (v) to each of the Obligors' knowledge, the account debtor with respect to each Account has the capacity to contract.

                                        7

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                  (g)      Inventory. No Inventory of an Obligor is held by a
         third party (other than an Obligor) pursuant to consignment, sale or return, sale on approval or similar arrangement, unless such Obligor has perfected a purchase money security interest therein.

                  (h)      Copyrights, Patents and Trademarks.

                           (i) Schedule I hereto includes all registered Intellectual Property and all other material Intellectual Property, in each case owned or used by the Obligors, as such
                  Schedule I may be updated from time to time.

                           (ii) All Intellectual Property of such Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned, and each Obligor is legally entitled to use each of its tradenames.

                           (iii) Except as set forth on Schedule IV hereto, no holding, decision or judgment has been rendered against any Obligor by any Governmental Authority which would limit, cancel or question the validity of any material Intellectual Property of the Obligors.

                           (iv) Except as set forth on Schedule IV hereto, no action or proceeding is pending seeking to limit, cancel or question the validity of any material Intellectual Property of the Obligors.

                           (v) All applications pertaining to the material Intellectual Property of each Obligor have been duly and properly filed, all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all of such Intellectual Property is valid and enforceable.

                           (vi) No Obligor has made any assignment or agreement in conflict with the security interest in the Intellectual Property of any Obligor hereunder.

                  (i) Documents, Instruments, Letter-of-Credit Rights and Chattel Paper. All Documents, Instruments, Letter-of-Credit Rights and Chattel Paper describing, evidencing or constituting Collateral are, to the Obligor's knowledge, complete, valid and genuine.

                  (j) Restrictions on Security Interest. None of the Obligors is party to any material contract, license, permit or franchise that contains legally enforceable restrictions on the granting of a security interest therein in violation of any provision of the Indenture.

                  (k)      Equipment. With respect to each Obligor's Equipment:
         (i) such Obligor has good and marketable title thereto; and (ii) all such Equipment is in normal operating condition and repair, ordinary wear and tear alone excepted (subject to casualty events).

                  (l) Investment Property. As of the Issue Date, none of the Obligors own any Investment Property except as listed on Schedule III hereto.

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                  (m)      Commercial Tort Claims. As of the Issue Date, none of
         the Obligors has any Commercial Tort Claims.

         5. Covenants. Each Obligor covenants that, so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Note Documents) or any Note Document between any Obligor and any Holder is in effect, and until all of the Securities shall have been Paid in Full and the Indenture shall have been terminated (except as provided in Section 8.01(iii) of the Indenture), such Obligor shall:

                  (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Indenture.

                  (b) Preservation of Collateral. Keep the Collateral in good order, condition and repair in all material respects, ordinary wear and tear excepted, except for property disposed of in accordance with the Indenture; not use the Collateral in violation of the provisions of this Security Agreement or any other Note Document or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance; not permit Collateral with a fair market value exceeding $3,000,000 in the aggregate in any year to be or become a fixture to real property or an accession to other personal property unless the Collateral Agent has a valid and perfected security interest for the benefit of the Holders in such fixture or such personal property to which such Collateral has become an accession; and not, without the prior written consent of the Collateral Agent, alter or remove any identifying symbol or number on its Equipment.

                  (c) Instruments. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or if any Collateral shall be stored or shipped subject to a Document, immediately deliver such Instrument or Document to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement.

                  (d) Change in Location; No Reincorporation; Good Standing Certificates. Not, without providing 30 days prior written notice to the Collateral Agent and without filing (or confirming that the Collateral Agent has filed) such amendments to any previously filed financing statements or any new financing statements as the Collateral Agent may require, (a) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule II hereto, (b) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof, or (c) change its name, be party to a merger, consolidation or other change in structure or use any tradename other than as set forth on Schedule II hereto.

                  (e) Inspection. Allow the Collateral Agent or its representatives to visit and inspect the Collateral as set forth in
         Section 7.10 of the Credit Agreement, such Section 7.10 of the Credit Agreement being incorporated herein by reference and such provisions being

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         applicable mutatis mutandis to the Collateral Agent as if it were
         Administrative Agent thereunder.

                  (f) Perfection of Security Interest. Execute and deliver to the Collateral Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments of existing documents, as the Collateral Agent may reasonably request) and do all such other things as the Collateral Agent may reasonably deem necessary or appropriate (i) to assure to the Collateral Agent its security interests hereunder, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate state(s) or province(s), (B) with regard to Investment Property, execute and cause the Securities Intermediary with respect to such Investment Property to execute a securities control agreement in form and substance satisfactory to the Collateral Agent, (C) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of
         Exhibit 5(f)(ii)(A) attached hereto, (D) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 5(f)(ii)(B) attached hereto and (E) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 5(f)(ii)(C) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder. To that end, each Obligor agrees that the Collateral Agent may file one or more financing statements (including financing statements containing a collateral description of "all assets" and/or "all personal property" of such Obligor) disclosing the Collateral Agent's security interest in any or all of the Collateral of such Obligor without, to the extent permitted by law, such Obligor's signature thereon, and further each Obligor also hereby irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other Person whom the Collateral Agent may designate, as such Obligor's attorney-in-fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Collateral Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any of the Secured Obligations remain outstanding or any Note Document between any Obligor and the Collateral Agent or any Holder is in effect, and until all of the Notes shall have been Paid in Full and the Indenture shall have been terminated (except as provided in Section 8.01(iii) of the Indenture). At any time after the Credit Agreement is no longer in effect, each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to such Obligor wherever the Collateral Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as

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

         the Collateral Agent reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Collateral Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Collateral Agent, then the Collateral Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). Upon the request of the Collateral Agent, at any time after the Credit Agreement is no longer in effect, each Obligor agrees to mark its books and records to reflect the security interest of the Collateral Agent in the Collateral.

                  (g) Collateral Held by Warehouseman, Bailee, etc. If any Collateral that is a single asset with a fair market value in excess of $100,000 or a group of assets with a fair market value in excess of $500,000 is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor, notify the Collateral Agent of such possession, notify such Person of the Collateral Agent's security interest for the benefit of the Holders in such Collateral, instruct such Person to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions and obtain acknowledgments from such Person that it is holding the Collateral for the benefit of the Collateral Agent.

                  (h) Treatment of Accounts. (i) Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any Person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than in the prudent conduct of an Obligor's business and (ii) maintain at its principal place of business a record of Accounts consistent with customary business practices.

                  (i)      Covenants Relating to Copyrights.

                           (i) Employ the Copyright for each material Work with such notice of copyright as may be required by law to secure copyright protection.

                           (ii) (A) Not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated;
                  (B) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (C) notify the Collateral Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States or any other country) regarding an Obligor's ownership of any such material Copyright or its validity; (D) take all necessary steps as it shall deem appropriate under the circumstances to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of each material Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (E) promptly notify the Collateral Agent of any material infringement of any material Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                           (iii) Except in connection with sales or other dispositions permitted under Section 4.06 of the Indenture, not make any assignment or agreement in conflict with the security interest in the Copyrights of each Obligor hereunder other than in the ordinary course of business.

                  (j)      Covenants Relating to Patents and Trademarks.

                           (i) (A) Continue to use each material Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, or notice of trademark or service mark, as applicable, sufficient to protect such Trademark, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Holders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Trademark may become invalidated.

                           (ii) Not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.

                           (iii) Promptly notify the Collateral Agent if it knows, or has reason to know, that any application or registration relating to any material Patent or material Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding an Obligor's ownership of any such Patent or Trademark or its right to register the same or to keep, maintain and use the same.

                           (iv) Whenever an Obligor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office of any similar office or agency in any other country or any political subdivision thereof, such Obligor shall promptly report such filing to the Collateral Agent. Upon request of the Collateral Agent, an Obligor shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent, may reasonably request to evidence the Collateral Agent's and the Holders' security interest in any Patent or Trademark and the goodwill and General Intangibles of such Obligor relating thereto or represented thereby.

                           (v) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of the material Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                           (vi) Promptly notify the Collateral Agent on behalf of the Holders after it learns that any material Patent or material Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                           (vii) Except for licenses to third parties in the ordinary course of business or except in connection with sales or other dispositions permitted under Section 4.06 of the Indenture, not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of any Obligor hereunder.

                  (k) New Patents, Copyrights and Trademarks. Promptly provide the Collateral Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to new Copyrights, a duly executed Notice of Grant of Security Interest in Copyrights in the form of Exhibit 5(f)(ii)(A) attached hereto, (B) with respect to new Patents, a duly executed Notice of Grant of Security Interest in Patents in the form of Exhibit 5.1(f)(ii)(B) attached hereto, (C) with respect to new Trademarks, a duly executed Notice of Grant of Security Interest in Trademarks in the form of Exhibit 5.1(f)(ii)(C) attached hereto or (D) such other duly executed documents as the Collateral Agent may reasonably request in a form acceptable to counsel for the Collateral Agent and suitable for recording to evidence the security interest of the Collateral Agent for the benefit of the Holders in the Copyright, Patent or Trademark which is the subject of such new application.

                  (l) Insurance. Insure, repair and replace the Collateral of such Obligor as set forth in the Credit Agreement pertaining thereto, such provisions of the Credit Agreement being incorporated herein by reference and such provisions being applicable mutatis mutandis to the Collateral Agent as if it were Administrative Agent thereunder. All insurance proceeds shall be subject to the security interest of the Collateral Agent hereunder.

                  (m) Investment Property. Not acquire any Investment Property without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements, documents and instruments as the Collateral Agent may require to perfect the Collateral Agent's security interest therein.

                  (n) Contracts. No Obligor shall, in violation of the Indenture, (i) enter into any contract, license, permit or franchise that prohibits the granting of a security interest in favor of the Collateral Agent or the Holders or (ii) amend or modify any existing contracts, licenses, permits or franchises to prohibit the granting of a security interest in favor of the Collateral Agent or the Holders.

                  (o) Commercial Tort Claims. Within 45 days of the end of each fiscal quarter of the Obligors, each Obligor shall notify the Collateral Agent of any Commercial Tort Claim acquired by it and, unless otherwise consented by the Collateral Agent, such Obligor shall enter into a supplement to this Security Agreement, granting to the Collateral Agent a Lien in such Commercial Tort Claim.

                  (p) Letters of Credit. If any Obligor is or becomes the beneficiary of a letter of credit (other than a letter of credit which is a Supporting Obligation), such Obligor shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify the Collateral Agent thereof and enter into a tri-party agreement with the Collateral Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights relating to such letter of credit assigning such Letter-of-Credit Rights to the Collateral Agent, all in form and substance reasonably satisfactory to the Collateral Agent.

                  (q) Electronic Chattel Paper. Each Obligor shall take all steps necessary to grant the Collateral Agent control of all Electronic Chattel Paper in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

         6. Performance of Obligations and Advances by Collateral Agent. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at its sole option, perform or cause to be performed the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at 11 7/8% per annum. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement or any other Note Documents between any Obligor and any Holder. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         7.       Events of Default.

         The occurrence of an event which under the Indenture would constitute an Event of Default shall be an event of default hereunder (an "Event of Default").

         8.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuance thereof, the Holders shall have, in addition to the rights and remedies provided herein, in the Note Documents or by law (including, but not limited to, the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Collateral Agent may, with or without judicial process or the aid and assistance of others, to the fullest extent permitted by law, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Collateral Agent at the expense of the Obligors any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law (including Article 9 of the UCC), at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). In addition to all other sums due the Collateral Agent and the Holders with respect to the Secured Obligations, the Obligors shall pay the Collateral Agent and each of the Holders all reasonable documented costs and expenses incurred by the Collateral Agent or any such Holder, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Collateral Agent or the Holders or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed postage prepaid to the Company in accordance with the notice provisions of Section 12.02 of the Indenture at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent and the Holders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Holder may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Collateral Agent and the Holders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Collateral Agent and the Holders may further postpone such sale by announcement made at such time and place.

                  (b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuance thereof, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, each Obligor will promptly upon request of the Collateral Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Collateral Agent or of the Collateral Agent's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Collateral Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Holders in the Accounts. The Collateral Agent and the Holders shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Collateral Agent and the Holders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Collateral Agent or the Holders (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

                  (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right as between the Collateral Agent and the Obligors to enter and remain upon the various premises of the Obligors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

                  (d) Nonexclusive Nature of Remedies. Failure by the Collateral Agent or the Holders to exercise any right, remedy or option under this Security Agreement, any other Note Document or as provided by law, or any delay by the Collateral Agent or the Holders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Collateral Agent or the Holders shall only be granted as provided herein. To the extent permitted by law, neither the Collateral Agent, the Holders, nor any party acting as attorney for the Collateral Agent or the Holders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Collateral Agent and the Holders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Holders may have.

                  (e) Retention of Collateral. The Collateral Agent may, after providing the notices required by Section 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, to the extent the Collateral Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

                  (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Holders are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at 11 7/8% per annum, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         9.       Rights of the Collateral Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, to the fullest extent permitted by applicable law, each Obligor hereby designates and appoints the Collateral Agent, on behalf of the Holders, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                           (i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral of such Obligor, all as the Collateral Agent may reasonably determine;

                           (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

                           (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                           (iv) to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;

                           (v)      to sell, assign, transfer, make any
                  agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;

                           (vi) to adjust and settle claims under any insurance policy relating thereto;

                           (vii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

                           (viii) to institute any foreclosure proceedings that the Collateral Agent may deem appropriate; and

                           (ix) to do and perform all such other acts and things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

         This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Note Documents) or any Note Document is in effect and (ii) until all of the Notes shall have been Paid in Full and the Indenture shall have been terminated (except as provided in Section 8.01(iii) of the Indenture). The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the

         Collateral Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Collateral.

                  (b) Assignment by the Collateral Agent. Subject to the terms of the Indenture and the Intercreditor Agreement, the Collateral Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Security Agreement in relation thereto.

                  (c) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

         SECTION 10. Collateral Agent's Fees and Expenses; Indemnification. (a) The Company agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Security Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any rights of the Collateral Agent hereunder or (iv) the failure of the Company to perform or observe any of the provisions hereof applicable to it.

         (b) Without limitation of its indemnification obligations under the other Note Documents, the Company agrees to indemnify the Collateral Agent, the Trustee, and each Affiliate of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Security Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

         (c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Note Documents. The provisions of this Section 10 shall remain operative and in full force and effect regardless of the termination of this Security Agreement or any other Note Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Note Document, or any investigation made by or on behalf of the Collateral Agent. All amounts due under this Section 10 shall be payable on written demand therefor.

         (d) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of the Company to the Collateral, as to the security afforded by this Security Agreement or any other Note Document or as to the validity, execution, enforceability, legality or sufficiency of this Security Agreement or any other Note Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. Except as may be expressly provided in any Note Document, the Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to the Company or to the Holders as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it. Without limitation on the Collateral Agent's right to make any such filing, the Collateral Agent shall have no obligations (i) to file any UCC financing statements or UCC continuation statements except at the written direction of the Company and upon receipt of such statements completed and in a proper form for filing provided to the Collateral Agent at least five Business Days in advance of any requested filing date or (ii) to file any document with any foreign or domestic patent, trademark or copyright office, or any foreign governmental, municipal or other office. The Collateral Agent shall not be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Collateral Agent shall be liable for losses due to its willful misconduct, gross negligence or bad faith. The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Company of any of the covenants or agreements contained herein or in the Indenture, the Notes or the Note Documents. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such person in connection with this Security Agreement or any other Note Document except for such person's own gross negligence, willful misconduct or bad faith. The Collateral Agent may execute any of the powers granted under this Security Agreement or any of the other Note Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the misconduct of any agents or attorneys-in-fact selected by it with due care.

         (e) Subject to any additional requirements provided herein or in the Indenture, if in the performance of its duties under this Security Agreement the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person, and absent gross negligence, willful misconduct or bad faith, the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon.

         (f) The Collateral Agent may consult with counsel and, in the absence of gross negligence, willful misconduct or bad faith, shall be fully protected in taking any action hereunder in accordance with any advice of such counsel. The Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Security Agreement, the duties created hereunder or any of the Collateral from any court of competent jurisdiction.

         (g) The Collateral Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it believes to be genuine and to have been signed or presented by the proper party or parties. In the absence of its gross negligence, willful misconduct or bad faith the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions furnished to the Collateral Agent in connection with this Security Agreement and the other Note Documents.

         (h) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a written notice of Event of Default. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a notice of Event of Default to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any certificate so furnished to it and shall have no obligation to take or omit to take any action with respect to such notice of Event of Default.

         (i) If any dispute or disagreement shall arise as to the allocation of any sum of money received by the Collateral Agent hereunder, under the Indenture or under any Note Document, the Collateral Agent shall have the right to deliver such sum to a court of competent jurisdiction and therein commence an action for interpleader.

         (j) The resignation or removal of the Collateral Agent and appointment of a successor Collateral Agent shall become effective only upon the successor Collateral Agent's acceptance of appointment as provided in this
Section 10.

         (k) The Collateral Agent may resign in writing at any time and be discharged from the duties hereby created by so notifying the Obligors and the Trustee. The Company or the Trustee may remove the Collateral Agent if:

         (A) the Collateral Agent is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Collateral Agent under Title 11, U.S. Code or any similar federal or state law for the relief of debtors;

         (B) a custodian or public officer takes charge of the Collateral Agent or its property; or

         (C)      the Collateral Agent becomes incapable of acting.

         (ii) If the Collateral Agent resigns or is removed or if a vacancy exists in the office of Collateral Agent for any reason, the Trustee shall promptly appoint a successor Collateral Agent.

         (iii) If a successor Collateral Agent does not take office within 60 days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.

         (iv) A successor Collateral Agent shall deliver a written acceptance of its appointment to the retiring Collateral Agent, the Trustee and the Company. Thereupon, the resignation or removal of the retiring Collateral Agent shall become effective, and the successor Collateral Agent shall have all the rights, powers and duties of the Collateral Agent under this Security Agreement. The successor Collateral Agent shall mail a notice of its succession to the Indenture Trustee. The retiring Collateral Agent shall promptly transfer all property held by it as Collateral Agent to the successor Collateral Agent, provided all sums owing to the Collateral Agent hereunder have been paid. Notwithstanding replacement of the Collateral Agent pursuant to this Section 10, the Company's obligations under Sections 10(a), (b) and (c) hereof shall continue for the benefit of the retiring Collateral Agent, and the Company shall pay to any such replaced or removed Collateral Agent all amounts owed to such replaced or removed Collateral Agent under Sections 10(a), (b) and (c) hereof upon such replacement or removal.

         11. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Collateral Agent or any of the Holders in cash or its equivalent, subject to the Intercreditor Agreement, will be applied in reduction of the Secured Obligations in the order set forth in Section 6.10 of the Indenture, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds.

         12. Costs of Counsel. At all times hereafter, whether or not an Event of Default exists, the Obligors agree to promptly pay upon demand any and all reasonable costs and expenses of the Collateral Agent or the Holders, (a) as required under Section 7.07 of the Indenture and (b) as necessary to protect the Collateral or to exercise any rights or remedies under this Security Agreement or with respect to any Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

         13.      Continuing Agreement.

                  (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Note Documents) or any Note Document is in effect, and until all of the Notes shall have been Paid in Full and the Indenture shall have terminated (except as provided in Section 8.01(iii) of the Indenture). Upon such payment and termination, this Security Agreement shall be automatically terminated and the Collateral Agent and the Holders shall, upon the request and at the expense of the Obligors, forthwith release all of their Liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

                  (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Holder as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Holder in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         14. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 2.2 of the Intercreditor Agreement and Article 9 of the Indenture.

         15. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Holders hereunder, to the benefit of the Collateral Agent and the Holders and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder except as permitted by the Indenture. To the fullest extent permitted by law, each Obligor hereby releases the Collateral Agent and each Holder, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent, or such Holder, or its officers, employees or agents.

         16. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 12.02 of the Indenture.

         17. Counterparts; Telecopy. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart by facsimile shall be as effective as an original executed counterpart and shall be deemed a representation that an original executed counterpart will be delivered.

         18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.

         19.      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of New York, or of the United States for the Southern District of New York, and, by execution and delivery of this Security Agreement, each Obligor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Obligor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 12.02 of the Indenture, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Obligor in any other jurisdiction.

                  (b) Each Obligor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         20. Waiver of Jury Trial; Waiver of Consequential Damages. EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each Obligor agrees not to assert any claim against the Collateral Agent, any Holder, any of their Affiliates, or any of their respective directors, officers, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein.

         21. Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         22. Entirety. This Security Agreement together with the other Note Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Note Documents or the transactions contemplated herein and therein.

         23. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement and the other Note Documents and the issuance of the Notes.

         24. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent, on behalf of the Holders, shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent, on behalf of the Holders, shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's and the Holders', rights or the Secured Obligations under this Security Agreement or under any other of the Note Documents.

         25. Priority of Liens. The relative priority of the security interests with respect to certain of the Collateral is governed by the terms of the Intercreditor Agreement. This Security Agreement and the Liens granted herein will be junior in priority to the First Priority Liens (as defined in the Intercreditor Agreement) in the manner and to the extent set forth in the Intercreditor Agreement. This Security Agreement shall automatically be amended and the Collateral covered hereunder (or portion thereof) automatically released upon the terms and conditions set forth in Section 2.2 of the Intercreditor Agreement. To the extent of any inconsistency between the terms of the Intercreditor Agreement and this Security Agreement, the terms of the Intercreditor Agreement shall govern.

         26. Delivery to Senior Agent. Notwithstanding any other provision of this Security Agreement, during the term of the Credit Agreement, in the event any requirement hereunder of an Obligor to deliver or cause to be delivered any agreement, instrument, Collateral or other document to the Collateral Agent is also a requirement of such Obligor under the terms of the Credit Agreement, such requirement hereunder shall be deemed to be satisfied upon the delivery of such agreement, instrument, Collateral or other document to the Senior Agent pursuant to the terms of the Credit Agreement.

         Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

COMPANY:

                                          UNITED STATES CAN COMPANY,

                                          a Delaware corporation

                                          By: /s/ Sandra K. Vollman
                                          Name: Sandra K. Vollman
                                          Title: Sr. VP and CFO

GUARANTORS:

                                          U.S. CAN CORPORATION,
                                          a Delaware corporation

                                          By: /s/ Sandra K. Vollman
                                          Name: Sandra K. Vollman
                                          Title: Sr. VP and CFO

                                          USC MAY VERPACKUNGEN HOLDING, INC.,
                                          a Delaware corporation

                                          By: /s/ Sandra K. Vollman
                                          Name: Sandra K. Vollman
                                          Title: Sr. VP and CFO

                                                              SECURITY AGREEMENT

         Accepted and agreed to as of the date first above written.

                                          WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                          as Collateral Agent

                                          By: /s/ Jane Y. Schweiger
                                          Name: Jane Y. Schweiger
                                          Title: Vice President

                                                              SECURITY AGREEMENT

                                   SCHEDULE I

                              Intellectual Property

                                   SCHEDULE II

  Chief Executive Office; Books and Records; Ownership; Mergers, Consolidations
                  and Use of Tradenames; State of Organization

                                  SCHEDULE III

                               Investment Property

                                   SCHEDULE IV

                                 Judgments, etc.

                               EXHIBIT 5(f)(ii)(A)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS

United States Copyright Office

         Please be advised that pursuant to the Security Agreement dated as of July 22, 2003 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each a "Obligor" and collectively, the "Obligors") and Wells Fargo Bank Minnesota, National Association, as Collateral Agent (the "Collateral Agent") for the Holders referenced therein (the "Holders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Collateral Agent for the ratable benefit of the Holders:

                                 COPYRIGHTS

                                                              Date of
Copyright No.              Description of Copyright          Copyright
-------------              ------------------------          ---------

                            Copyright Applications

   Copyright               Description of Copyright          Date of Copyright
Applications No.                 Applied For                    Applications
----------------                 -----------                    ------------

         The Obligors and the Collateral Agent, on behalf of the Holders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                          Very truly yours,

                                          ___________________________________
                                          [Obligor]

                                          By:________________________________
                                          Name:______________________________
                                          Title:_____________________________

Acknowledged and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Collateral Agent

By:___________________________
Name:_________________________
Title:________________________

                               EXHIBIT 5(f)(ii)(B)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                     PATENTS

United States Patent and Trademark Office

         Please be advised that pursuant to the Security Agreement dated as of July 22, 2003 (the "Security Agreement") by and among the Obligors party thereto (each a "Obligor" and collectively, the "Obligors") and Wells Fargo Bank Minnesota, National Association, as Collateral Agent (the "Collateral Agent") for the Holders referenced therein (the "Holders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Collateral Agent for the ratable benefit of the Holders:

                            PATENTS

                      Description of Patent          Date of
Patent No.                    Item                   Patent
----------                    ----                   ------

                       Patent Applications

    Patent                                           Date of Patent
Applications No.                                      Applications
----------------                                      ------------

         The Obligors and the Collateral Agent, on behalf of the Holders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                          Very truly yours,

                                          ____________________________________
                                          [Obligor]

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

Acknowledged and Accepted:

WELLS FARGO BANK MINNESOTA
NATIONAL ASSOCIATION,
as Collateral Agent

By:____________________________
Name:__________________________
Title:_________________________

                               EXHIBIT 5(f)(ii)(C)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS

United States Patent and Trademark Office

         Please be advised that pursuant to the Security Agreement dated as of July 22, 2003 (the "Security Agreement") by and among the Obligors party thereto (each a "Obligor" and collectively, the "Obligors") and Wells Fargo Bank Minnesota, National Association, as Collateral Agent (the "Collateral Agent") for the Holders referenced therein (the "Holders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Collateral Agent for the ratable benefit of the Holders:

                                          TRADEMARKS

                                    Description of Trademark           Date of
Trademark Registration No.                    Item                    Trademark
--------------------------                    ----                    ---------

                                     Trademark Applications

   Trademark                        Description of Trademark          Date of Trademark
Applications No.                           Applied For                   Applications
----------------                           -----------                   ------------

         The Obligors and the Collateral Agent, on behalf of the Holders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                          Very truly yours,

                                          _____________________________________
                                          [Obligor]

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

Acknowledged and Accepted:

WELLS FARGO BANK MINNESOTA
NATIONAL ASSOCIATION,
as Collateral Agent

By:__________________________
Name:________________________
Title:_______________________